UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022 (July 29, 2022)

NewLake Capital Partners, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-56327	83-4400045
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

50 Locust Avenue
First Floor
New Canaan, CT 06840
(Address of principal executive offices) (Zip Code)

(203) 594-1402
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2022, NLCP Operating Partnership LP (the “Operating Partnership”), the operating partnership of NewLake Capital Partners, Inc. (the “Company”), entered into Amendment Number One to the Loan and Security Agreement (the “First Amendment”), amending the Loan and Security Agreement, dated as of May 6, 2022 (the “Existing Loan and Security Agreement” and, as amended by the First Amendment, the “Loan and Security Agreement”), by and among the Operating Partnership and a commercial federally regulated bank, as a lender and as agent for the lenders from time to time party thereto (the “Lenders”), and the Lenders.

The First Amendment modifies the Existing Loan and Security Agreement by increasing the aggregate commitment under the Revolving Facility from $30.0 million to $90.0 million.

In connection with the First Amendment, the guarantors of the Loan and Security Agreement reaffirmed the existing Guaranty. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022. A description of the Existing Loan and Servicing Agreement was included under Item 1.01 of the Company's Current Report on Form 8-K filed on May 11, 2022, and a copy of the Existing Loan and Security Agreement will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference into this Item 2.01.

Item 7.01 - Regulation FD Disclosure

On August 2, 2022, the Company issued a press release announcing the expansion of the Company’s existing revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:   August 3, 2022

NEWLAKE CAPITAL PARTNERS, INC.

By: /s/ Anthony Coniglio
Anthony Coniglio
President and Chief Executive Officer